Certification of Chief Financial Officer
Pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934,

as adopted
pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, Benjamin R. Clouse, certify that:
1.

I have reviewed this annual report on Form 10-K/A of CrossFirst Bankshares,

Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to
state a material fact necessary to make the statements made, in light of the circumstances under which
such statements were made, not misleading with respect to the period covered by this report;
3.

[intentionally omitted];
4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))

and internal control
over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f))

for the registrant and
have:
a)
Designed such disclosure controls and procedures, or caused such disclosure controls and
procedures to be designed under our supervision, to ensure that material information relating to
the registrant, including its consolidated subsidiaries, is made known to us by others within those
entities, particularly during the period in which this report is being prepared;
b)
Designed such internal control over financial reporting, or caused such internal control over
financial reporting to be designed under our supervision, to provide reasonable assurance
regarding the reliability of financial reporting and the preparation of financial statements for
external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures,

as of
the end of the period covered by this report based on such evaluation;

and
d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially
affect, the registrant’s internal control over financial reporting; and;
5.

The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
a)

All significant deficiencies

and material weaknesses

in the design

or operation of

internal control
over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
b)

Any fraud,

whether or

not material,

that involves management

or other employees

who have

a
significant role in the registrant’s internal control over financial reporting.
Date:

April 20, 2022
/s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer
(Principal Financial Officer)